UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 22, 2020

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California		93243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

In connection with amendments to Tejon Ranch Co.’s (the “Company”) Restated Certificate of Incorporation, which were approved on May 20, 2020 at the 2020 Annual Meeting of the Company’s shareholders (such amendments being identified as Proposal 4(a) and previously described and reported in the Company’s Schedule 14A Proxy Statement filed on March 31, 2020 and in the May 26, 2020 Current Report Form 8K), on May 22, 2020, the Company’s Board of Directors adopted Amended and Restated Bylaws to conform the Company’s Bylaws to the Restated Certificate of Incorporation. The action by the Board of Directors was unanimous. The Amended and Restated Bylaws are effective as of May 22, 2020. A description of the significant and material amendments adopted or changed is as follows: (1) amendments modernizing provisions to allow the Board to fix the location of the Company’s principal and registered offices; (2) amendments modernizing procedures to authorize the Company to postpone, reschedule, or cancel annual and special meetings and providing that any special meeting of stockholders will be limited to the purposes stated in the notice; and (3) amendments to conform the Bylaws to recent amendments made to the Company’s Certificate of Amendment that declassified the board over a three-year period and provides for the annual election of directors.

Readers are directed to the exhibit attached hereto, consisting of the Board’s resolution and Amended and Restated Bylaws for the entirety of those items adopted or changed.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Resolution of the Board of Directors approving Amended and Restated Bylaws of the Tejon Ranch Co. (bylaws attached)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2020	TEJON RANCH CO.

	By:	/S/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Executive Vice President, and Chief Operating Officer

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